UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington D. C. 20549


                               FORM 8-K

                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 1, 2006

 Luminent Mortgage Trust 2006-6
(Exact name of registrant as specified in its charter)

 Lares Asset Securitization, Inc.
(Exact name of depositor as specified in its charter)

 Luminent Mortgage Capital, Inc.
(Exact name of sponsor as specified in its charter)



                                                        54-2197961
                                                        54-2197962
                                                        54-2197963
                                                        54-2197964
                                                        54-2197965
New York                   333-135084-01                54-2197966
(State or other           (Commission                  (IRS Employer
jurisdiction              File Number)                 Identification No.)
of incorporation)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                          21045
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000


Not Applicable
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 6.02 - Change of Servicer or Trustee.

In connection with Luminent Mortgage Trust 2006-6, on October 31,2006, servicing of the loans initially serviced by GMAC Mortgage Corporation under the Interim Servicing Agreement dated September 1, 2006 by and among GMAC Mortgage Corporation as the company, Maia Mortgage Finance Statutory
Trust Statutory Trust as the initial owner and Wells Fargo Bank, N.A. as master servicer and securities administrator (and acknowledged by the Trustee) was transferred to Central Mortgage Company and will now be serviced pursuant to the terms of the Servicing Agreement dated July 17, 2006 by and among Central Mortgage Company as servicer and Luminent Mortgage Capital,Inc., Maia
Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory
Trust as owner, as amended by the Reconstituted Servicing Agreement dated September 28, 2006 by and among Central Mortgage Company, the Depositor, the Seller and Wells Fargo Bank, N.A. (and acknowledged by the Trustee).




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)

By:    Wells Fargo Bank, N.A. as Master Servicer
By:    /s/   Kelly Rentz
By:    Kelly Rentz, Officer
Date:  November 2, 2006